UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2010

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of principal executive offices)	(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 1, 2010, K-V Pharmaceutical Company (the “Registrant”) filed a current report on Form 8-K to report the resignation of KPMG LLP (“KPMG”) from its engagement as the Registrant’s principal independent accountants effective June 25, 2010.

The Registrant provided KPMG with a copy of the July 1, 2010 report on Form 8-K and requested that KPMG furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements therein. The Registrant is filing this Form 8-K/A to file the letter from KPMG regarding its resignation. A copy of the letter furnished by KPMG, dated July 9, 2010, is filed herewith as Exhibit 16.1.

The Registrant will post this Form 8-K/A on its Internet website at www.kvpharmaceutical.com. References to the Registrant’s website address are included in this Form 8-K/A only as inactive textual references and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished as part of this report:

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated July 9, 2010.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2010

K-V PHARMACEUTICAL COMPANY

By:	/s/ Gregory J. Divis, Jr.
Gregory J. Divis, Jr. Interim President and Interim Chief Executive Officer